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                                                                      Exhibit 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-60549, 33-68646, 33-68648, 33-86616,
33-93006, 33-96950, 333-40973, 333-40981, 333-75803 and 333-84705.




                                                             ARTHUR ANDERSEN LLP



Minneapolis, Minnesota,
April 28, 2000